Supplement Dated March 25, 2020
To The Prospectuses Dated June 24, 2019 For

ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY, and
PERSPECTIVE II® (As Revised and Reprinted on September 27, 2019)
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

To The Prospectuses Dated April 29, 2019 For

ELITE ACCESS®, ELITE ACCESS BROKERAGE EDITION®, PERSPECTIVE II®, PERSPECTIVE ADVISORS IISM, PERSPECTIVE L SERIESSM, PERSPECTIVE ADVISORY®, and PERSPECTIVE REWARDS®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and
ELITE ACCESS ADVISORY® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY, and
PERSPECTIVE FOCUS FIXED AND VARIABLE ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

To The Prospectus Dated April 29, 2019 For

PERSPECTIVE ADVISORS FIXED AND VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account II

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Jackson of NY Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

Effective March 16, 2020, in the section titled "Total Annual Fund Operating Expenses," the expense information and respective footnotes for the JNL/WMC Government Money Market Fund are revised as follows:

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL/WMC Government Money Market	0.16%	0.30%	0.11%	H	0.00%	0.57%	E, K

E	Expense Information has been restated to reflect current fees.

H	"Other Expenses" includes an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").

K
JNAM has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, transactional costs, if any, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period. The fee waiver will continue through April 30, 2021. The Adviser may extend the fee waiver for a subsequent one-year term, and thereafter, the fee waiver will automatically renew for additional subsequent one-year terms unless the Board of Trustees approves the elimination of the fee waiver. In addition, when the Fund receives income sufficient to pay a dividend, the Adviser may recapture previously waived fees and expenses for a period of three years.

______________________________
(To be used with JMV8037NY 04/19, JMV21086NY 06/19, JMV8037BENY 04/19, JMV21451NY 09/19, JMV7698NY 04/19, NV5869 04/19, NV3784 04/19, JMV17955NY 04/19, NV5526 04/19, JMV7697NY 04/19, NV5890 04/19, JMV17183NY 04/19, NV4224 04/19, JMV9476NY 04/19, JMV16966NY 04/19, JMV9476WFNY 04/19, NV4224WF 04/19, and NMV2731 04/19)

NMV24027NY 03/20

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